                                EXHIBIT 10.36

                                                                 EXHIBIT 10.36
SILICON VALLEY BANK           45 William Street, Suite 170 Wellesley, MA 02181
                                                                  617.431.9901

June 1, 1995

Genome Therapeutics Corp.
100 Beaver Street
Waltham, MA 02154
Mr. Fenel Eloi
Chief Financial Officer

Dear Mr. Eloi:

We are pleased to inform you that Silicon Valley Bank, a California chartered bank (the "Lender") with its principal place of business at 3000 Lakeside Drive, Santa Clara, CA 95054 and with a loan production office located in Wellesley Office Park, 45 William Street, Suite 170 Wellesley, Massachusetts, 02181 doing business under the name "Silicon Valley East," has approved a non-revolving line of credit in the amount of Five Hundred Thousand Dollars ($500,000.00) (the "Credit Facility") to Genome Therapeutics Corp. (the "Borrower") to be used to finance the acquisition of equipment. The foregoing Commitment shall not become effective unless and until an executed copy of this Agreement, together will all necessary accompanying documentation as well as the Loan Fee described below has been returned to Lender no later than twenty one (21) days from the date of the Agreement. The Commitment shall be subject to the following terms:

Borrowings under the Credit Facility will be permitted through December 1, 1995, with a payment schedule more particularly described in the accompanying promissory note of even date (the "Note").

The Credit Facility shall bear an interest rate of one and one-half (1.500) percentage points over Lender's Prime Rate. Prime Rate means the rate from time to time announced and made effective by Lender as its Prime Rate. Borrower's interest rate shall change each time the Prime Rate changes. Interest will be charged monthly in arrears and shall be calculated on a 360-day year. Lender shall be authorized to debit Borrowers principal account or any other account maintained by Borrower with Lender for any principal, interest or fees associated with Borrowers facility with or without notice to Borrower. A facility fee in the amount of Two Thousand and 00/100 Dollars ($2,000.00) as well as any out-of-pocket expenses incurred by Lender in connection with the establishment of the Credit Facility must be paid at the time the documents are returned to Lender.

Borrowings under the Credit Facility shall be secured by the equipment financed under the Credit Facility.

Borrower may request advances under the Note (each an "Advance" and collectively, the "Advances") from Lender in an aggregate amount not to exceed Five Hundred Thousand Dollars ($500,000.00). To evidence the Advances, Borrower shall deliver to Lender, at the time of each advance request, an invoice for the equipment to be purchased or the equipment which was purchased after December 31, 1994. The Advances shall be used only to purchase equipment and shall not exceed One Hundred Percent (100%) of the invoice amount approved from time to time by Lender, excluding taxes, shipping and installation expense. Tenant Improvements may, however, comprise up to Twenty Thousand Dollars ($20,000.00) of the aggregate Advances.

Any Advances thereunder will be made only if, in the sole opinion of Lender, there exists no default under any of the documentation executed by Borrower to Lender, including this Agreement. A default shall be further defined in the Note.


                          (Member FDIC)

Genome Therapeutics Corp.
June l, 1995
2

So long as the Credit Facility remains outstanding, Borrower shall comply with the following covenants as well as any other covenants contained in the accompanying Promissory Note:

     A.       FINANCIAL COVENANTS.

              1. MINIMUM LIQUIDITY. Borrower shall maintain, on a quarterly basis, beginning with the quarter ended March 31, 1995, minimum unrestricted cash of $1,200,000.00. In the event Borrower's cash falls below $1,200,000.00, Borrower will pledge to Lender a certificate of deposit (the "CD") in an amount equal to 10% of the outstanding loan balance; in the event minimum cash falls below $900,000.00, Borrower shall increase the amount of the CD to an amount equal to 50% of the outstanding balance of the Credit Facility; and if Borrower's cash falls below $600,000.00, Borrower shall increase the CD to an amount equal to 100% of the outstanding balance of the Credit Facility. Borrower shall execute any additional documentation that Lender may require in connection with the CD pledge.

              2. MINIMUM EQUITY. Borrower shall maintain, on a quarterly basis, a minimum Tangible Capital Base ("TCB") of $4,000,000.00, decreasing to $3,000,000.00 beginning as the quarter ending September 30, 1995, further decreasing to $2,500,000.00 beginning as of the quarter ending September 30, 1996. TCB is defined as stockholders equity plus subordinated debt (debt which is formally subordinated to Lender) less intangibles (including but not limited to goodwill, capitalized software and excess purchase costs).

              3. MAXIMUM LEVERAGE. Borrower shall maintain, on a monthly basis, a maximum total debt to TCB ratio of .75 to 1.00.

              4. PROFITABILITY/MAXIMUM LOSS. Borrower's maximum quarterly losses shall not exec $600,000.

     B.       OTHER REQUIREMENTS.

              1. AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender, that while this Agreement is in effect, Borrower shall:

                   a. FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than ninety (90) days after the end of each fiscal year, Borrower's balance sheet and income statement for the year ended, audited by a certified public accountant satisfactory to Lender, and, as soon as available, but in no event later than forty-five (45) days after the end of each quarter, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial reports required to be provided under this Agreement shall be prepared in accordance with generally accepted accounting principles, applied on a consistent basis, and certified by Borrower as being true and correct Borrower shall furnish to Lender, as soon as available, but in no event later than 5 days after filing, Borrower's 10Q and 10K reports, prepared by Borrower. Notwithstanding the

Genome Therapeutics Corp.
June 1, 1995
3
                        foregoing, in the event Borrower's minimum cash falls below $1,500,000.00, Borrower shall provide its balance sheet and profit and loss statement not later then fifteen (15) days after the end of each month.

                   b. COMPLIANCE CERTIFICATE. Provide Lender with, as soon as available, but in no event later than forty-five (45) days after the end of each quarter, a compliance certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no event of default exists under this Agreement or under any other documentation from Borrower to Lender. Notwithstanding the foregoing, in the event Borrowers minimum cash falls below $1,500,000.00, Borrower shall provide its compliance statements within fifteen (15) days after the end of each month.

                   c. ADDITIONAL REPORTS. In the event Borrower's minimum cash falls below $1,500,000.00, Borrower shall provide to Lender, not later than fifteen (15) days after the end of each month, with a cash flow forecast, in form and substance, acceptable to Lender.

                   d. INSURANCE. Maintain adequate fire insurance satisfactory to Lender, copy of which shall be forwarded to Lender.

                   e. MANAGEMENT LETTER. Provide copy of Borrower's annual management letter provided by Borrower's auditors and with copies of all legal process served upon Borrower.

                   f. ORGANIZATION. To remain duly organized under the laws of the Commonwealth of Massachusetts, and not to file for protection under the United States Bankruptcy Code.

         2. Negative Covenants. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of Lender:

                   a. Except for "Permitted Liens" as such term is defined herein directly or indirectly pledge, grant, create, or permit to exist any security interest, lien or other encumbrance upon any of Borrower's assets except in favor of Lender.

                   b. (i) Pay any dividends other than (a) dividends from Borrower's subsidiaries to Borrower (b) cash dividends not in excess None Dollars ($ 0.00 /s/ JSP/FME) in any fiscal year of Borrowers, and (c) dividends payable solely in capital stock of Borrower without Lender's written consent, which consent shall not be unreasonably withheld, or (ii) participate in any merger or consolidation unless the merger or consolidation (a) involves a same or relevant business, (b) causes no event of default as defined herein or in the accompanying Notes, and

Genome Therapeutics Corp.
June 1,1995
4

                        without the written consent of Lender which shall not be unreasonably withheld.

                   c.   Dispose of any of Borrower's material assets other than
                        (i) transfers in the ordinary course of business,(ii) transfers of non-exclusive licenses and similar arrangements for the use of the property of Borrower or its subsidiaries, or (iii) transfers of worn-out or obsolete assets.

                   d. Except for "Permitted Indebtedness' as such terms is defined herein, incur any further indebtedness for borrowed money, provided, however, (i) indebtedness to Lender or (ii) indebtedness incurred for the purchase or lease of equipment

                   e. Default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement in favor of any other creditor or person that may materially affect any of Borrowers property or Borrower's ability to repay the indebtedness to Lender.

              3.   As used herein, "PERMITTED LIENS" means the following:

                   a. Any liens existing as of the date hereof and disclosed on the Schedule and any liens arising under this Agreement or the other Loan Documents;

                   b. subject to the government's rights, described above, to the technology first reduced to practice under such grant and the rights of Harvard College described belowILiens for taxes, fees, assessments or other governmental charges or levies either not delinquent or being contested in good faith by appropriate proceedings, PROVIDED the same have no priority over any of Bank's security interests;

                   c. Liens upon or in any equipment acquired by Borrower or any of its subsidiaries after the date hereof to secure the purchase price of such equipment or indebtedness incurred solely for the purpose of financing the acquisition of such equipment, provided that the lien is confined solely to the property so acquired and improvements thereon, and the proceeds of such equipment;

                   d. Liens on equipment leased by Borrower or any subsidiary pursuant to an operating lease in the ordinary course of business (including proceeds thereof and accessions thereto) incurred solely for the purpose of financing the lease of such equipment (including liens pursuant to capital leases permitted and liens arising from UCC financing statements regarding leases permitted by this Agreement);

                   e. Leases or subleases and non-exclusive licenses and sublicenses granted to others in the ordinary course of Borrower's business not interfering in any material respect with the business of Borrower and its subsidiaries taken as a whole, and any interest or title of a lessor, licensor or under any lease or license;

Genome Therapeutics Corp.
June 1, 1995
5

                   f. Liens arising from judgments, decrees or attachments in circumstances not constituting an Event of Default;

                   g. Easements, reservations, rights-of-way, restrictions, minor defects or irregularities in title and other similar charges or encumbrances affecting real property not constituting a material adverse effect on Borrower's business;

                   h. Liens that are not prior to the lien of Bank which constitute rights of set-off of a customary nature or bankers' liens with respect to amounts on deposit, whether arising by operation of law or by contract, in connection with arrangements entered into with banks in the ordinary course of business;

                   i. Earn-out and royalty obligations existing on the date hereof or entered into with a permitted acquisition; and

                   j. Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by liens of the type described in clauses (a), (c), and
                        (d) above, PROVIDED that any extension, renewal or replacement principal amount of the indebtedness being extended, renewed or refinanced does not increase.

              4.   As use herein, "PERMITTED INDEBTEDNESS" means:

                   a. Indebtedness of Borrower in favor of Bank arising under this Agreement or any other Loan Documents;

                   b. Existing Indebtedness disclosed on the Schedule attached hereto, if any;

                   c. Subordinate Debt; including convertible debentures; /s/ JSP/FME

                   d. Indebtedness to trade creditors incurred in the ordinary course of business;

                   e.   Indebtedness secured by Permitted Liens;

                   f. Other Indebtedness, not otherwise permitted hereby, not exceeding Two Hundred Thousand ($200,000.00 /s/JSP/FME) in the aggregate outstanding at any time; and

                   g. Extensions, refinancing, modifications, amendments, and restatements of any items of Permitted Indebtedness (a) through (e) above, provided that the principal amount thereof is not increased or the terms thereof are not modified to impose more burdensome terms upon Borrower or its subsidiary, as the case may be.

If Lender waives any rights under this Agreement, it will not affect any future action Lender may wish to take. This Agreement shall be binding upon any of Borrowers successors in interest. This Agreement shall be

Genome Therapeutics Corp.
June 1, 1995
6

governed by the laws of the Commonwealth of Massachusetts. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit, or proceeding of any kind against it which arises out of or by reason of this Agreement; provided, however, that if for any reason Lender cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California. Lender and Borrower hereby waive the right to any jury trial proceeding, or counterclaim brought by either Lender or Borrower against the other. (INITIAL HERE /s/ JSP/FME).

This Agreement shall become effective only when it shall have been executed by Borrower and Lender (provided, however, in no event shall this Agreement become effective until signed by an officer of Lender in California).

Borrower will consider Lender to be its primary bank, specifically, Borrower agrees to use Silicon Valley Bank as its primary disbursement account.

Silicon Valley Bank is delighted to extend this Commitment to Genome Therapeutics Corp. and looks forward to many successful years of working together.

Very Truly yours,

SILICON VALLEY BANK doing business as "Silicon Valley
East"

By: /s/ Joan S. Parsons
    ___________________
        Joan S. Parsons, Vice President

Genome Therapeutics Corp.
June 1, 1995
7


SILICON VALLEY BANK

By:__________________________________
Name:________________________________
Title:_______________________________
      (Signed at San Jose, California)


Agreed and accepted this 1st day of June, 1995.


Genome Therapeutics Corp.

By: /s/ Fenel M. Eloi
    _______________________

Name: Fenel M. Eloi
      _____________________

Title:  VP, CFO, Treasurer
      _____________________

enclosures:
a.   Promissory Notes
b.   Security documents
c.   Borrowing base and compliance certificates
d.   Other ancillary documents and forms

                        CORPORATE RESOLUTION TO BORROW

________________________________________________________________________________

Borrower:  Genome Therapeutics Corp.   Lender:  Silicon Valley Bank, a
           100 Beaver Street                    California-chartered bank doing
           Waltham, MaA 02154                   business as Silicon Valley East
                                                Wellesley Office Park
                                                45 William Street, Suite 170
                                                Wellesley, MA 02181

________________________________________________________________________________

I, the undersigned Clerk or Assistant Clerk of Genome Therapeutics Corp. (the "Corporation"), Hereby Certify that the Corporation is organized and existing under and by virtue of the laws of the Commonwealth of Massachusetts as a corporation for profit, with its principal office at 100 Beaver Street, Waltham, MA 02154, and is duly authorized to transact business in the Commonwealth of Massachusetts.

I Further Certify that at a meeting of the Directors of the Corporation (or by other duly authorized corporate action in lieu of a meeting), duly called and held on April 28, 1995, at which a quorum was present and voting, the following resolutions were adopted:

Be It Resolved, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

Names                                 Positions                            Actual Signatures
-----                                 ---------                            -----------------
Fenel M. Eloi              V.P., Treas., C.F.O., & Asst.  Clerk          X/s/ Fenel M. Eloi
--------------------       ------------------------------------          --------------------

Dr.  Gerald F. Vovis       Sr.  V.P. of Research & Development           X/s/ Gerald F. Vovis
--------------------       ------------------------------------          --------------------
                                                                         X
--------------------       ------------------------------------          --------------------
                                                                         X
--------------------       ------------------------------------          --------------------


acting for and on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

    BORROW MONEY. To borrow from time to time from Silicon Valley Bank, a California-chartered bank ("Lender"), on such terms as may be agreed upon between the officers, employees, or agents and Lender, such sum or sums of money as in their judgment should be borrowed, without limitation.

    EXECUTE NOTES. To execute and deliver to Lender the promissory note or notes of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

    GRANT SECURITY. To mortgage, pledge, hypoth ecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans so obtained, any promi ssory notes so ex ecuted, or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property of the Corporation. Such property may be mortgaged, pledged, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, hypothecated, or encumbered.

    EXECUTE SECURITY DOCUMENTS. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which they may in their discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances. Notwithstanding the foregoing, any one of the above authorized officers, employees, or agents may execute, deliver, or record financing statements.

    NEGOTIATE ITEMS. To draw, endorse, and discount with Lender all draft s, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

    FURTHER ACTS. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts an d things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

FOREIGN EXCHANGE CONTRACT. Execute and deliver foreign exchange contracts, either spot or forward, from time to time, in such amount as, in the judgement of the officer or officers herein authorized.

LETTER OF CREDIT. To execute letter of credit applications and other related documents pertaining to Lender's issuance of letters of credit.

I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever. The Corporation has no corporate seal, and therefore, no seal is affixed to this certificate.

06-01-1995        CORPORATE RESOLUTION TO BORROW           Page 2
                           (continued)
________________________________________________________________________________


IN TESTIMONY WHEREOF, I have hereunto set my hand on June 1, 1995 and attest that the signatures set opposite the names listed above are their genuine signatures.

                                        CERTIFIED TO AND ATTESTED BY:

                                            X /s/ Fenel M. Eloi
                                              __________________
                                              * Clerk or Assistant Clerk

                                            X /s/ Robert J. Hennesey
                                              _______________________

*NOTE: In case the Clerk or other certifying officer is designated by the foregoing resolutions as one of the signing officers, this certificate should also be signed by a second officer or Director of the Corporation.
________________________________________________________________________________

LASER PRO, Reg. U. S. Pat. &T.M. Off., Ver. 3.19(c) 1995 CFI ProServices, Inc. All rights reserved. [MA-C10 GENOME.LN G1.OVL]

                               PROMISSORY NOTE



Borrower: Genome Therapeutics Corp.    Lender:  Silicon Valley Bank, a
          100 Beaver Street                     California-chartered bank doing
          Waltham, MA 02154                     business as Silicon Valley East
                                                Wellesley Office Park 45 William
                                                Street, Suite 170, Wellesley, MA
                                                02181

________________________________________________________________________________


Principal Amount: $500,000.00                         Date of Note: June 1, 1995


PROMISE TO PAY. Genome Therapeutics Corp. ("Borrower") promises to pay to Sillcon Valley Bank a California-chartered bank doing business as Silicon Valley East ("Lender"), or order, in lawful money of the United States of America, the principal amount of Five Hundred Thousand & 00/100 Dollars ($500,000.00) or so much as may be outstanding, together with interest on the unpaid principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

         The Draw Period shall begin as of this date and shall end on December 1, 1995. Borrower shall pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning July 1, 1995, with interest calculated on the unpaid principal balances at an interest rate as described below in the paragraph entitled "Interest Rate A", and all subsequent interest payments will be due on the same day of each month thereafter through December 1, 1995. The outstanding principal balance on December 1, 1995 will be payable in thirty-six (36) even payments of principal plus interest due as of each payment date, beginning January 1, 1996, with interest calculated on the unpaid principal balances at an interest rate as described below in the paragraph entitled "Interest Rate B", and all subsequent payments of principal plus interest will be due on the same day of each month thereafter. The final payment, due on December 1, 1998 will be for all outstanding principal plus all accrued interest not yet paid.

Interest on this Note is computed on a 365/360 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

INTEREST RATE A. From the date hereof through the end of the Draw Period, the interest rate is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the "Index). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrowers request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each time the prime rate is adjusted by Silicon Valley Bank. The Index currently is 9.000% per annum. The interest rate to be applied to the unpaid principal balance of this Note through the end of the Draw Period will be at a rate of 1.500 percentage points over the Index, resulting in an initial rate of 10.500% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

INTEREST RATE B. Beginning as of the day following the end of the Draw Period, the interest rate to be applied to the unpaid principal balance of this Note will be fixed at a rate equal to 1.500 percentage points over the then current Index. NOTICE. Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, (c) increase the number of Borrower's payments, and
(d) continue Borrower's payments at the same amount and increase Borrowers final payment

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments..

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrowers property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrowers behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor

                         Promissory Note
                           (Continued)

tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any guarantor of this Note. (h) A Material adverse change occurs in Borrowers financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon default Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a)increase the variable interest rate on this Note to 5.000 percentage points over the otherwise effective interest rate and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.
If not prohibited be applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

LINE OF CREDIT. This Note evidences a straight line of credit until December 1, 1995 Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

ADVANCE RATE. At any time from the date hereof through the end of the Draw Period, Borrower may request advances (each an "Advance" and collectively, the "Advances") from Lender in an aggregate amount not to exceed the principal amount of the Note. To evidence the Advances, Borrower shall deliver to Lender, at the time of each advance request, an invoice for the equipment to be purchased or equipment purchased after December 31, 1994. The Advances shall be used to purchase equipment shall not exceed One Hundred Percent (100%) of the invoice amount approved from time to time by Lender, excluding taxes, shipping and installation expense. Tenant Improvements may, however, comprise up to the aggregate of $20,000.00 in Advances, based upon 100% of the invoice amount for tenant improvements made after December 31, 1994.

LETTER AGREEMENT. This Note is subject to and shall be governed by all the terms and conditions of the Letter Agreement dated June 1, 1995, as such agreement may be amended from time to time, between Borrower and Lender, which Letter Agreement is incorporated herein by reference.

PAYMENT OF LOAN FEE. Borrower shall pay to Lender a fee in the amount of Two Thousand and 00/100 Dollars ($2,000.00) plus all out-of-pocket expenses.

REQUEST TO DEBIT. Borrower will regularly deposit a substantial amount of funds received from its business activities in accounts maintained at Silicon Valley Bank. Borrower hereby authorizes Lender to debit any accounts with Lender, including, without limitation, Account Number _______________ for payments of principal and interest due on the loan and any other obligations owing by Borrower to Lender. Lender will notify Borrower of all debits which Lender makes against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive any applicable statute of limitations, presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lenders security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE
NOTE.

BORROWER:

GENOME THERAPEUTICS CORP.

By: /s/ Fenel M. Eloi
        -------------
Name:   Fenel M. Eloi
        -------------
Title:  VP, CFO, Treas., Asst.-Clerk
        ----------------------------

                  COMMERCIAL SECURITY AGREEMENT
________________________________________________________________________________


Borrower: GENOME THERAPEUTICS CORP.   Lender: SILICON VALLEY BANK, a California-
           100 Beaver Streee                  chartered bank doing business as
           Waltham, MA 02154                  Silicon Valley East Wellesley
                                              Office Park
                                              45 William Street, Suite 170
                                              Wellesley, MA 02181

________________________________________________________________________________


THIS COMMERCIAL SECURITY AGREEMENT IS ENTERED INTO BETWEEN GENOME THERAPEUTICS CORP. (REFERRED TO BELOW AS "GRANTOR"); AND SILICON VALLEY BANK, A CALIFORNIA-CHARTERED BANK (REFERRED TO BELOW AS "LENDER"). FOR VALUABLE CONSIDERATION, GRANTOR GRANTS TO LENDER A SECURITY INTEREST IN THE COLLATERAL TO SECURE THE INDEBTEDNESS AND AGREES THAT LENDER SHALL HAVE THE RIGHTS STATED IN THIS AGREEMENT WITH RESPECT TO THE COLLATERAL, IN ADDITION TO ALL OTHER RIGHTS WHICH LENDER MAY HAVE BY LAW.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

         AGREEMENT. The word "Agreement" means this Commercial Security Agreement together with all exhibits and schedules attached to this Commercial Security Agreement from time to time, if any, as amended from time to time.

         COLLATERAL. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

           FIXTURES AND EQUIPMENT

           EQUIPMENT IS MORE PARTICULARLY DESCRIBED ON EXHIBIT "A" ATTACHED
           HERETO:

         In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

           (a) All attachments, accessions, accessories, tools, parts, supplies, Increases, and additions to and all replacements of and tutions for any property described above.

           (b) All products and produce of any of the property described in this Collateral section.

           (c) All accounts, contract rights, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described In this Collateral section.

           (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.


           (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of

         Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

    EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

    GRANTOR. The word "Grantor' means GENOME THERAPEUTICS CORP., its successors and assigns

    GUARANTOR. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

    INDEBTEDNESS. The word "Indebtedness" means the Indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents. (INITIAL HERE /s/FME).
                                                                        -------
    LENDER. The word "Lender" means SILICON VALLEY BANK, a California-chartered bank, its successors and assigns.

    NOTE. The word "Note" means the notes, letters of credits or credit agreements in any principal amount from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancings of, consolidations of and substitutions for the notes, letters of credit or credit agreements.

    RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranies, security agreements, mortgages, deeds of trust and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.


OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

    PERFECTION OF SECURITY INTEREST. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lenders security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor.

    NO VIOLATION. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

    ENFORCEABILITY OF COLLATERAL. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in act obligated as they appear to be on the Collateral.

     LOCATION OF THE COLLATERAL. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties

06-01-1995            COMMERCIAL SECURITY AGREEMENT                     PAGE 2
                                  (Continued)

--------------------------------------------------------------------------------

and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

REMOVAL OF COLLATERAL. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the Commonwealth of Massachusetts, without the prior written consent of Lender.

TRANSACTIONS INVOLVING COLLATERAL. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantors business does not Include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender.

TITLE. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of the Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

COLLATERAL SCHEDULES AND LOCATIONS. Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

MAINTENANCE AND INSPECTION OF COLLATERAL. Grantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral; of any request for credit or adjustment or of any other dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

TAXES, ASSESSMENTS AND LIENS. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

COMPLIANCE WITH GOVERNMENTAL REQUIREMENTS. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

HAZARDOUS SUBSTANCES. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C.
Section 9601, el seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance' shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnity and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to Indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

MAINTENANCE OF CASUALTY INSURANCE. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

APPLICATION OF INSURANCE PROCEEDS. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. All proceeds of any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and

 06-01-1995             COMMERCIAL SECURITY AGREEMENT                    PAGE 3
                                  (Continued)
-------------------------------------------------------------------------------


which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

INSURANCE RESERVES. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.


INSURANCE REPORTS. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer, (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.


GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will (a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

    DEFAULT ON INDEBTEDNESS. Failure of Grantor to make any payment when due on the Indebtedness.

    OTHER DEFAULTS. Failure of Grantor to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreement between Lender and Grantor.

    INSOLVENCY. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

    CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment of any of Grantors deposit accounts with Lender.

    EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

    ADVERSE CHANGE. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereafter, Lender shall have all the rights of a secured party under the Massachusetts Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

    ACCELERATE INDEBTEDNESS. Lender may declare the entire Indebtedness, including any prepayment penalty which Grantor would be required to pay, immediately due and payable, without notice.

    ASSEMBLE COLLATERAL. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

    SELL THE COLLATERAL. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this

    Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

    APPOINT RECEIVER. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right, (b) the receiver may be an employee of Lender and may serve without bond, and
    (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

    COLLECT REVENUES, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the Indebtedness or apply it to payment of the Indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, chooses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or

06-01-1995              COMMERCIAL SECURITY AGREEMENT                     PAGE 4
                                  (Continued)
--------------------------------------------------------------------------------

realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor, change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligers on any Collateral to make payments directly to Lender.

    OBTAIN DEFICIENCY. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Grantor for any deficiency remaining on the Indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement. Grantor shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

    OTHER RIGHTS AND REMEDIES. Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

    CUMULATIVE REMEDIES. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

    AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

    ATTORNEYS' FEES; EXPENSES. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lenders attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court.

    CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

MULTIPLE PARTIES; CORPORATE AUTHORITY. All obligations of Grantor under this Agreement shall be joint and several, and all references to Grantor shall mean each and every Grantor. This means that each of the Borrowers signing below is responsible for all obligations in this Agreement.

NOTICES. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimilie, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes, Grantor agrees to keep Lender informed at all times of Grantor's current address(es).

POWER OF ATTORNEY. Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the following (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

SUCCESSOR INTERESTS. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

ADDITIONAL PROVISION. If any law is passed that requires additional action on the part of Lender, Grantor shall fully cooperate with Lender in complying with the law and accordingly, shall reimburse Lender for all costs and expenses which Lender incurs to comply with the law.

REQUEST TO HOLD. Borrower acknowledges and agrees that Lender may place a hold on any deposit account pledged to Lender as Collateral for the Note.

06-01-1995              COMMERCIAL SECURITY AGREEMENT                Page 5
                                  (Continued)

-------------------------------------------------------------------------------

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND GRANTOR AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 1, 1995. THIS COMMERCIAL SECURITY AGREEMENT IS EXECUTED UNDER SEAL

GRANTOR:

GENOME THERAPEUTICS CORP.

By: /s/ Fenel M. Eloi
    -----------------
    Name: Fenel M. Eloi           Title: VP, CFO, Treas.
          -------------                  ---------------
-------------------------------------------------------------------------------

LASERPRO,Reg.U.S.Pat&T.M.Off.,Ver.3.20(c)1995CFIProServices,inc. All rights reserved.[MA-E40GENOME.LN G1.OVL]

                 NOTICE OF INSURANCE REQUIREMENTS

________________________________________________________________________________


Borrower: GENOME THERAPEUTICS CORP.   Lender: SILICON VALLEY BANK, a California-
           100 Beaver Streee                  chartered bank doing business as
           Waltham, MA 02154                  Silicon Valley East Wellesley
                                              Office Park
                                              45 William Street, Suite 170
                                              Wellesley, MA 02181

________________________________________________________________________________


         Lex Insurance
To:      80 Thoreau Street, P.O. Box 630                   DATE: June 1, 1995
         Concord, MA 01742

Dear Insurance Agent:

GENOME THERAPEUTICS CORP. ("Borrower") is obtaining a loan from SILICON VALLEY BANK, a California-chartered bank. Please send appropriate evidence of insurance to SILICON VALLEY BANK, a California-chartered bank, together with the requested endorsements, on the following property, which Borrower is giving as security for the loan.

COLLATERAL:   FIXTURES AND EQUIPMENT

              EQUIPMENT IS MORE PARTICULARLY DESCRIBED ON EXHIBIT "A" ATTACHED HERETO:.

              TYPE. All risks, including fire, theft and liability.

              AMOUNT. Full insurable value.

              BASIS. Replacement value.

              ENDORSEMENTS. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender.

Borrower:

Genome Therapeutics Corp.

By: /s/ Fenel M. Eloi
    -----------------
    Name:  Fenel M. Eloi          Title: VP, CFO, Treas.
           -------------                 ---------------

MAIL TO:

                SILICON VALLEY BANK, a California-chartered bank
                Wellesley Office Park
                45 William Street, Suite 170
                Wellesley, MA 02181 LASER PRO. Reg. U.S. Pat. &T.M. Off., Ver. 3.19(c) 1995 CFl ProServices, Inc.

                                    All Rights Reserved.

                         AGREEMENT TO PROVIDE INSURANCE
________________________________________________________________________________

Borrower:  GENOME THERAPEUTICS CORP.   Lender:  SILICON VALLEY BANK, a
           100 Beaver Street                    California-chartered bank doing
           Waltham, MA 02154                    business as Silicon Valley East
                                                Wellesley Office Park
                                                45 William Street, Suite 170
                                                Wellesley, MA 02181

________________________________________________________________________________


INSURANCE REQUIREMENTS. GENOME THERAPEUTICS CORP. ("Grantor") understands that insurance coverage is required in connection with the extending of a loan or the providing of other financial accommodations to Grantor by Lender. These requirements are set forth in the security documents. The following minimum insurance coverages must be provided on the following described collateral (the "Collateral"):

COLLATERAL:  FIXTURES AND EQUIPMENT

             EQUIPMENT IS MORE PARTICULARLY DESCRIBED ON EXHIBIT "A" ATTACHED HERETO:.
             TYPE.  All risks, including fire, theft and liability.
             AMOUNT.  Full insurable value.
             BASIS.  Replacement value.
             ENDORSEMENTS. Lender's loss payable clause with stipulation that coverage will not be cancelled or diminished without a minimum of ten (10) days' prior written notice to Lender.

INSURANCE COMPANY. Grantor may obtain insurance from any insurance company Grantor may choose that is reasonably acceptable to Lender. Grantor understands that credit may not be denied solely because insurance was not purchased through Lender.

FAILURE TO PROVIDE INSURANCE. Grantor agrees to deliver to Lender, on or before closing, evidence of the required insurance as provided above, with an effective date of June 1, 1995, or earlier. Grantor acknowledges and agrees that if Grantor fails to provide any required insurance or fails to continue such insurance in force, Lender may do so at Grantor's expense as provided in the applicable security document. The cost of any such insurance, at the option of Lender, shall be payable on demand or shall be added to the indebtedness as provided in the security document. GRANTOR ACKNOWLEDGES THAT IF LENDER SO PURCHASES ANY SUCH INSURANCE, THE INSURANCE WILL PROVIDE LIMITED PROTECTION AGAINST PHYSICAL DAMAGE TO THE COLLATERAL, UP TO THE BALANCE OF THE LOAN; HOWEVER, GRANTOR'S EQUITY IN THE COLLATERAL MAY NOT BE INSURED. IN ADDITION, THE INSURANCE MAY NOT PROVIDE ANY PUBLIC LIABILITY OR PROPERTY DAMAGE INDEMNIFICATION AND MAY NOT MEET THE REQUIREMENTS OF ANY FINANCIAL RESPONSIBILITY LAWS.

AUTHORIZATION. For purposes of insurance coverage on the Collateral, Grantor authorizes Lender to provide lo any person (including any insurance agent or company) all information Lender deems appropriate, whether regarding the Collateral, the loan or other financial accommodations, or both.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS AGREEMENT TO PROVIDE INSURANCE AND AGREES TO ITS TERMS. THIS AGREEMENT IS DATED JUNE 1, 1995.

GRANTOR:

GENOME THERAPEUTICS CORP.

By: /s/ Fenel M. Eloi
    ------------------
    Name: Fenel M. Eloi    Title: VP, CFO, Treas.
          -------------           ---------------

                               FOR LENDER USE ONLY
                             INSURANCE VERIFICATION

DATE: ___________________________________________ PHONE:______________________
AGENTS NAME: ____________________________________
INSURANCE COMPANY: ______________________________
POLICY NUMBER: __________________________________
EFFECTIVE DATES: ________________________________
COMMENTS:________________________________________

-------------------------------------------------------------------------------
LASER PRO, Reg. U.S. Pat. &T.M. Off., Ver. 3.19 (c) 1995 CFI ProServices, Inc. All rights reserved. [MA-110 GENOME.LN Gl.OVL]

              DISBURSEMENT REQUEST AND AUTHORIZATION
________________________________________________________________________________

Borrower: GENOME THERAPEUTICS CORP.   Lender: SILICON VALLEY BANK, a California-
           100 Beaver Streee                  chartered bank doing business as
           Waltham, MA 02154                  Silicon Valley East Wellesley
                                              Office Park
                                              45 William Street, Suite 170
                                              Wellesley, MA 02181
________________________________________________________________________________

LOAN TYPE. This is a Variable Rate (1.500% over SILICON VALLEY BANK PRIME RATE, making an initial rate of 10.500%), Generic Payment Stream Loan to a Corporation for $500,000.00.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for (please initial):

        g              Personal, Family, or Household Purposes or Personal
        --------------
        Investment.

        gX             Business (Including Real Estate Investment).
        -------------

SPECIFIC PURPOSE. The specific purpose of this loan is: finance equipment and tenant improvements.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Lender's conditions for making the loan have been satisfied. Please disburse the loan proceeds of $500,000.00 as follows:



              Amount paid to Borrower directly:                   $500,000.00
                 $500,000.00 Deposited to Account #---------

              Note Principal:

CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed the following charges:



            Prepaid Finance Charges Paid in Cash:                    $2,035.00
            $2,000.00 Loan Fees
            $35.00 Credit Report

            Other Charges Paid in Cash:                              $  170.00
            $150.00 Information America Search
            $20.00 UCC Filing Fee

            Total Charges Paid in Cash:                              $2,205.00



FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED JUNE 1, 1995.

BORROWER:

GENOME THERAPEUTICS CORP.

By: /S/ Fenel M. Eloi
    -----------------
    Name: Fenel M. Eloi              Title: VP, CFO, Treas.
          -------------                     ---------------


-------------------------------------------------------------------------------
Variable Pate. Generic. LASER PRO.Reg.U.S.Pat.&T.M.Off.,Ver.3.20(c)1995CFI Proservices,Inc. All rights reserved.[MA-120 GENOME.LN GI.OVL]

                   LOAN MODIFICATION AGREEMENT

  This Loan Modification Agreement is entered into as of November 13, 1995, by and between Genome Therapeutics Corporation ("Borrower") whose address is 100 Beaver Street, Waltham, MA 02154 and Silicon Valley Bank, a California-chartered bank ("Lender"), with its principal place of business at 3003 Tasman Drive, Santa Clara, CA 95054 and with a loan production office located at Wellesley Office Park, 40 William Street Suite 350, Wellesley, MA 02181, doing business under the name "Silicon Valley East".

1. DESCRIPTION OF EXISTING INDEBTEDNESS: Among other indebtedness which may be owing by Borrower to Lender, Borrower is indebted to Lender pursuant to, among other documents, a promissory note , dated June 1, 1995, in the original principal amount of Five Hundred Thousand and 00/100 Dollars ($500,000.00)
(the "Credit Facility"), and, being issued concurrently herewith, a promissory in the original principal amount of One Million Five Hundred Thousand and 00/100 Dollars ($1,500,000.00) (the "Equipment Line"). The Credit Facility and the Equipment Line, together with other promissory notes from Borrower to Lender, are governed by the terms of a Letter Agreement dated June 1, 1995, between Borrower and Lender, as such agreement may be amended from time to time (the "Letter Agreement").

Hereinafter, all indebtedness owing by Borrower to Lender shag be referred to as the "Indebtedness."

2. DESCRIPTION OF COLLATERAL Repayment of the Indebtedness is secured by a Security Agreement dated June 1, 1995 (the "Security Agreement").

Hereinafter, the above-described security documents, together with all other documents securing payment of the Note (and other notes executed by Borrower in favor of Lender) shall be referred to as the "Security Documents".
Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents."

3. DESCRIPTION OF CHANGE IN TERMS,

   A  Modification(s) to Loan Agreement
      ---------------------------------
       1. The "Financial Covenants" are hereby amended to read, in their entirety:

           a. PROFITABILITY - (Tested Quarterly) Borrower shall achieve profitability on a quarterly basis. Notwithstanding the foregoing, Borrower may incur quarterly losses, provided such losses shall not to exceed $600,000.00 each quarter. In addition, a maximum aggregate loss of $2,000,000.00 shall be allowed at the end of each fiscal year.

           b. TANGIBLE NET WORTH - (Tested Quarterly) Maintain a minimum Tangible Net Worth (TNW) of $5,000,000.00. TNW is defined as Stockholders' Equity plus Subordinated Debt (debt which is formally subordinated to the Lender) less intangibles (including but not limited to Goodwill, Capitalized Software and Excess Purchase Costs).

           c. LEVERAGE - (Tested Quarterly) Maintain a ratio of Total Liabilities less Subordinated Debt divided by TNW not to exceed .75 to 1.00. For purposes of calculation, deferred revenue shall be excluded from liabilities.

       d. MINIMUM UNRESTRICTED CASH - (Tested Monthly) Borrower shall maintain a minimum unrestricted cash of $3,000,000.00.

    2. Borrower shall now furnish Lender with monthly balance sheet and profit and loss statements no later than thirty (30) days after the end of each month.

4. PAYMENT OF FACILITY FEE Borrower shall pay Lender a fee in the amount of Three Thousand 00/100 Dollars ($3,000.00) (the "Facility Fee"), plus all out-of-pocket expenses.

5. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

6. NO DEFENSES OF BORROWER. Borrower agrees that as of this date, it has no defenses against the obligations to pay any amounts under the Indebtedness.

7. CONTINUING VALIDITY Borrower understands and agrees that in modifying the existing Indebtedness, Lender is relying upon Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents.
Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents remain unchanged and in full force and effect Lender's agreement to modifications to the existing Indebtedness pursuant to this Loan Modification Agreement in no way shall obligate Lender to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Lender and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents, unless the party is expressly released by Lender in writing. No maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this Paragraph apply not only to this Loan Modification Agreement but also to all subsequent loan modification agreements.

8. JURISDICTION/VENUE. Borrower accepts for itself and in connection with its properties, unconditionally, the non-exclusive jurisdiction of any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts in any action, suit or proceeding of any kind against it which arises out of or by reason of this Loan Modification Agreement provided, however, that if for any reason Lender cannot avail itself of the courts of the Commonwealth of Massachusetts, then venue shall lie in Santa Clara County, California.

9. COUNTERSIGNATURE. This Loan Modification Agreement shall become effective only when it shall have been executed by Borrower and Lender (provided, however, in no event shall this Loan Modification Agreement become effective until signed by an officer of Lender in California).

10. CONDITIONS. The effectiveness of this Loan Modification Agreement is conditioned upon payment of the Facility Fee.

    This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                        LENDER:

GENOME THERAPEUTICS CORPORATION                  SILICON VALLEY BANK doing
                                                 business as SILICON VALLEY EAST


By:/s/ Fenel M. Eloi
       -------------                             By:
  Name: Fenel M. Eloi                                --------------------------
        ------------
                                                 Name:
Title: VP, CFO, Treas.                                 ------------------------
       ---------------
                                                 Title:
                                                       ------------------------

                                         SILICON VALLEY BANK

                                         By:
                                            ------------------------------------

                                         Name:
                                              ----------------------------------

                                         Title:
                                              ----------------------------------
                                              (Signed at Santa Clara County, CA)

                                PROMISSORY NOTE

________________________________________________________________________________

Borrower:  Genome Therapeutics Corp.   Lender:  SILICON VALLEY BANK, a
           100 Beaver Street                    California-chartered bank doing
           Waltham, MA 02154                   business as Silicon Valley East
                                                Wellesley Office Park
                                                45 William Street, Suite 170
                                                Wellesley, MA 02181

________________________________________________________________________________

Principal Amount:  $1,500,000.00
                                Initial Rate:  9.750%
                                                 Date of Note: November 13, 1995

PROMISE TO PAY. Genome Therapeutics Corporation ("Borrower") promises to pay to SILICON VALLEY BANK, a California-chartered bank, a California bank with a loan production office in Wellesley, Massachusetts ("Lender"), or order, in lawful money of the United States of America, the principal amount of One Million Five Hundred Thousand & 00/100 Dollars ($1,500,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT. Borrower will pay this loan in accordance with the following payment schedule:

         The Draw Period shall begin as of this date and shall end on August 31, 1996 (the "Draw Period"). Each Incremental Draw (as defined below) shall be payable in thirty-six (36) even payments of principal plus interest due beginning one month following the date the Incremental Draw is made, and all subsequent payments of principal plus interest will be due on the same day of each month thereafter. The final payment, due on August 31, 1999, or thirty-six (36) months following the date of the final Incremental Draw, whichever shall first occur, will be for all outstanding principal plus all accrued interest not yet paid.

Interest on this Note is computed on 365/380 simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at 3000 Lakeside Drive, Santa Clara, California 95054. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subject to change from time to time based on changes in an index which is Lender's Prime Rate (the "Index"). This is the rate Lender charges, or would charge, on 90-day unsecured loans to the most creditworthy corporate customers. This rate may or may not be the lowest rate available from Lender at any given time. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each time the prime rate is adjusted by Silicon Valley Bank. The Index currently is 8.750% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 1.000 percentage point over the Index, resulting in an initial rate of 9.750% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower agrees that all loan fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid interest. Rather, they will reduce the principal balance due.

DEFAULT. Borrower will be in default if any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents. (d) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (e) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or insolvency laws. (f) Any creditor tries to take any of Borrower's property on or in which Lender has a lien or security interest. This includes a garnishment of any of Borrower's accounts with Lender. (g) Any of the events described in this default section occurs with respect to any guarantor of this Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance of this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, do one or both of the following: (a) increase the variable interest rate on this Note to 6.000 percentage points over the Index, and (b) add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). The interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

LINE OF CREDIT. This Note evidences a straight line of credit until AUGUST 31, 1996. /s/ FME Once the total amount of principal has been advanced, Borrower is not entitled to further loan advances. Advances under this Note, as well as directions for payment from Borrower's accounts, may be requested orally or in writing by Borrower or by an authorized person. Lender may, but need not, require that all oral requests be confirmed in writing. Borrower agrees to be liable for all sums either: (a) advanced in accordance with the instructions of an authorized person or (b) credited to any of Borrower's accounts with Lender. The unpaid principal balance owing on this Note at any time may be evidenced by endorsements on this Note or by Lender's internal records, including daily computer print-outs. Lender will have no obligation to advance funds under this Note if: (a) Borrower or any guarantor is in default under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement made in connection with the signing of this Note; (b) Borrower or any guarantor ceases doing business or is insolvent; (c) any guarantor seeks, claims or otherwise attempts to limit, modify or revoke such guarantor's guarantee of this Note or any other loan with Lender; or (d) Borrower has applied funds provided pursuant to this Note for purposes other than those authorized by Lender.

REQUEST TO DEBIT ACCOUNTS. Borrower will regularly deposit all funds received from its business activities in accounts maintained by Borrower at Silicon Valley Bank. Borrower hereby requests and authorizes Lender to debit any of Borrower's accounts with Lender, specifically, without limitation, Account Number 700914370, for payments of interest and principal due on the loan and any other obligations owing by Borrower to Lender. Lender will notify

Borrower of all debits which Lender makes against Borrower's accounts. Any such debits against Borrower's accounts in no way shall be deemed a set-off.

ADVANCE RATE. At any time from the date hereof through the end of the Draw Period, Borrower may request advances (each an "Advance" and collectively the "Advances") from Lender in an aggregate amount not to exceed the principal amount of the Note. The Advances shall be used to purchase equipment and shall not exceed one hundred percent (100%) of the invoice amount approved from time to time by Lender, excluding taxes, shipping and installation expenses. Advances may also be used for approved software purchases provided such Advances do not exceed one hundred percent (100%) of the invoice amount approved from time to time by Lender, up to a maximum of $75,000.00. Additionally, Advances may be used for tenant improvements provided such improvements do not exceed one hundred percent (100%) of the invoice amount, approved from time to time by Lender, up to a maximum of $180,000.00. To evidence the Advances, Borrower shall deliver to Lender, at the time of each advance request, an invoice(s) for the equipment, software, or tenant improvements to purchased. Advances shall be made in minimum increments of $500,000.00 each (the "Incremental Draw").

LETTER AGREEMENT. Except as otherwise provided for in this Note, this Note is subject to and shall be governed by all the terms and conditions of the Letter Agreement dated June 1, 1995 between Borrower and Lender (the "Agreement"), which Letter Agreement is incorporated herein by reference.

FACILITY FEE. This Note is subject to a facility fee in the amount of Three Thousand and 00/100 Dollars ($3,000.00) (the "Facility Fee") plus all out-of-pocket expenses.

WAIVERS AND GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. To the extent permitted by applicable law, all such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. THIS NOTE IS EXECUTED UNDER SEAL. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Genome Therapeutics Corporation


By:  /s/ Fenel M. Eloi
   -------------------
     Name:  Fenel M. Eloi        Title:  VP, CFO, Treas.
          ---------------              ------------------

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